                                                                  MORGAN STANLEY

--------------------------------------------------------------------------------
IMPORTANT INFORMATION AND IRS CIRCULAR 230 NOTICE

This material has been prepared for information purposes to support the promotion or marketing of the transaction or matters addressed herein. This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading, banking or other non-research personnel. This material was not intended or written to be used, and it cannot be used by any taxpayer, for the purpose of avoiding penalties that may be imposed on the taxpayer under U.S. federal tax laws. Each taxpayer should seek advice based on the taxpayer s particular circumstances from an independent tax advisor. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov.
Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-718-1649.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this material is attached are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another email system.

--------------------------------------------------------------------------------

                                                                  MORGAN STANLEY

------------------------------------------------------------------------------------------------------------------------------------
03/10/2006   10:29:44   CARVE Version 63.0   /u/dsouzad/deal/hq8/red/hq8.red.060309.carve
MSCI   MSCI   SERIES **2006-HQ8 **MOODYS/S&P (RED)   CLASS A4
------------------------------------------------------------------------------------------------------------------------------------

Class             A4              Settlement Date     03/28/2006  Coupon           -1.00000             Cusip             N/A
Original Balance  905,453,000.00  Dated Date          03/01/2006  Delay            11                   Yield Table Date  03/10/2006
Current Balance   905,453,000.00  First Payment Date  04/12/2006  Lead Manager     Morgan Stanley & Co. Yield Frequency   SemiAnnual
Credit Rating     Aaa/AAA         Next Payment Date   04/12/2006  Orig Deal Size   2,731,231,518.00     Yield Day Count   30/360
Market Desc       N/A             Payment Freq        Monthly     Num of Tranches  37
Factor            1.00000000      Interest Freq       Monthly     Deal Age         0

CONDITION                                                      ( _GROUP == 1000 )

PREPAY                  CPR 0     (!YM) CPR 50 (!YM) CPR 100   CPR 0              CPR 0      CPR 0     CPR 0      (!YM) CPR 50
DEFAULT                                                                           CDR 1      CDR 1     CDR 2.5    CDR 1.8
ADVANCES                                                                          YES        YES       YES        YES
RECV MNTH                                                                         12         12        12         12
RECV DISTR                                                                        100 1      100 1     100 1      100 1
LOSSES                                                                            0.25       0.5       0.4        0.4
BALL EXT                                                       24 MOS
PREPAY                                                         CPR 0

------------------------------------------------------------------------------------------------------------------------------------
PRICE / YIELD
------------------------------------------------------------------------------------------------------------------------------------

                   99.7008       5.6460       5.6457       5.6462        5.6354       5.6463       5.6462       5.6464       5.6461
                   99.7633       5.6373       5.6370       5.6374        5.6269       5.6375       5.6375       5.6375       5.6373
                   99.8258       5.6287       5.6284       5.6286        5.6183       5.6288       5.6288       5.6287       5.6284
                   99.8883       5.6201       5.6197       5.6198        5.6098       5.6201       5.6202       5.6198       5.6196
                   99.9508       5.6115       5.6111       5.6110        5.6012       5.6114       5.6115       5.6109       5.6108
                  100.0133       5.6029       5.6025       5.6022        5.5927       5.6026       5.6029       5.6020       5.6020
                  100.0758       5.5943       5.5938       5.5934        5.5842       5.5939       5.5942       5.5932       5.5932
                  100.1383       5.5857       5.5852       5.5846        5.5756       5.5852       5.5856       5.5843       5.5844
                  100.2008       5.5771       5.5766       5.5758        5.5671       5.5766       5.5770       5.5755       5.5756
                  100.2633       5.5685       5.5680       5.5670        5.5586       5.5679       5.5683       5.5666       5.5668
                  100.3258       5.5599       5.5594       5.5583        5.5501       5.5592       5.5597       5.5578       5.5581
                  100.3883       5.5514       5.5508       5.5495        5.5416       5.5505       5.5511       5.5490       5.5493
                  100.4508       5.5428       5.5422       5.5408        5.5331       5.5419       5.5425       5.5401       5.5406
                  100.5133       5.5343       5.5336       5.5320        5.5246       5.5332       5.5339       5.5313       5.5318
                  100.5758       5.5257       5.5250       5.5233        5.5162       5.5246       5.5254       5.5225       5.5231
                  100.6383       5.5172       5.5165       5.5146        5.5077       5.5159       5.5168       5.5137       5.5143
                  100.7008       5.5086       5.5079       5.5058        5.4992       5.5073       5.5082       5.5049       5.5056
                  100.7633       5.5001       5.4993       5.4971        5.4908       5.4987       5.4996       5.4962       5.4969
                  100.8258       5.4916       5.4908       5.4884        5.4823       5.4900       5.4911       5.4874       5.4881
                  100.8883       5.4831       5.4823       5.4797        5.4739       5.4814       5.4825       5.4786       5.4794
                  100.9508       5.4746       5.4737       5.4710        5.4654       5.4728       5.4740       5.4698       5.4707
------------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE                       9.58         9.54         9.31          9.68         9.44         9.53         9.23         9.31
MOD DURATION @ 100.3258            7.24         7.21         7.08          7.30         7.15         7.21         7.03         7.07
FIRST PRIN                   07/12/2015   04/12/2015   01/12/2015    07/12/2015   06/12/2013   04/12/2014   09/12/2012   02/12/2013
LAST PRIN                    12/12/2015   12/12/2015   10/12/2015    01/12/2016   12/12/2015   12/12/2015   12/12/2015   12/12/2015
PAYMENT WINDOW                        6            9           10             7           31           21           40           35
PERCENT CUM WRITEDOWN              0.00         0.00         0.00          0.00         0.00         0.00         0.00         0.00
USD SWAP SPREAD @ 100.3258           27           27           27            26           27           27           27           27

                                                                     Page 1 of 6

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

                                                                  MORGAN STANLEY

------------------------------------------------------------------------------------------------------------------------------------
03/10/2006   10:29:44   CARVE Version 63.0   /u/dsouzad/deal/hq8/red/hq8.red.060309.carve
MSCI   MSCI   SERIES **2006-HQ8 **MOODYS/S&P (RED)   CLASS AM
------------------------------------------------------------------------------------------------------------------------------------

Class             AM              Settlement Date     03/28/2006  Coupon           -1.00000             Cusip             N/A
Original Balance  273,123,000.00  Dated Date          03/01/2006  Delay            11                   Yield Table Date  03/10/2006
Current Balance   273,123,000.00  First Payment Date  04/12/2006  Lead Manager     Morgan Stanley & Co. Yield Frequency   SemiAnnual
Credit Rating     Aaa/AAA         Next Payment Date   04/12/2006  Orig Deal Size   2,731,231,518.00     Yield Day Count   30/360
Market Desc       N/A             Payment Freq        Monthly     Num of Tranches  37
Factor            1.00000000      Interest Freq       Monthly     Deal Age         0

CONDITION                                                      ( _GROUP == 1000 )
PREPAY                  CPR 0     (!YM) CPR 50 (!YM) CPR 100   CPR 0              CPR 0      CPR 0     CPR 0      (!YM) CPR 50
DEFAULT                                                                           CDR 1      CDR 1     CDR 2.5    CDR 1.8
ADVANCES                                                                          YES        YES       YES        YES
RECV MNTH                                                                         12         12        12         12
RECV DISTR                                                                        100 1      100 1     100 1      100 1
LOSSES                                                                            0.25       0.5       0.4        0.4
BALL EXT                                                       24 MOS
PREPAY                                                         CPR 0

-----------------------------------------------------------------------------------------------------------------------------------
PRICE / YIELD
-----------------------------------------------------------------------------------------------------------------------------------

                  99.3380        5.6969       5.6968       5.6982        5.6788       5.6973       5.6971       5.6976       5.6973
                  99.4005        5.6884       5.6883       5.6895        5.6704       5.6888       5.6886       5.6891       5.6888
                  99.4630        5.6798       5.6797       5.6808        5.6621       5.6802       5.6801       5.6806       5.6803
                  99.5255        5.6713       5.6712       5.6721        5.6537       5.6717       5.6716       5.6720       5.6718
                  99.5880        5.6628       5.6627       5.6635        5.6453       5.6632       5.6630       5.6635       5.6633
                  99.6505        5.6543       5.6542       5.6548        5.6369       5.6547       5.6545       5.6550       5.6547
                  99.7130        5.6458       5.6457       5.6462        5.6286       5.6462       5.6460       5.6465       5.6462
                  99.7755        5.6373       5.6372       5.6375        5.6202       5.6377       5.6375       5.6380       5.6378
                  99.8380        5.6288       5.6287       5.6289        5.6119       5.6292       5.6291       5.6295       5.6293
                  99.9005        5.6203       5.6202       5.6202        5.6036       5.6207       5.6206       5.6211       5.6208
                  99.9630        5.6119       5.6118       5.6116        5.5952       5.6123       5.6121       5.6126       5.6123
                 100.0255        5.6034       5.6033       5.6030        5.5869       5.6038       5.6036       5.6041       5.6038
                 100.0880        5.5949       5.5948       5.5944        5.5786       5.5953       5.5952       5.5957       5.5954
                 100.1505        5.5865       5.5864       5.5858        5.5703       5.5869       5.5867       5.5872       5.5869
                 100.2130        5.5780       5.5779       5.5772        5.5620       5.5784       5.5783       5.5788       5.5785
                 100.2755        5.5696       5.5695       5.5686        5.5537       5.5700       5.5698       5.5703       5.5700
                 100.3380        5.5611       5.5611       5.5600        5.5454       5.5616       5.5614       5.5619       5.5616
                 100.4005        5.5527       5.5526       5.5514        5.5371       5.5531       5.5530       5.5534       5.5532
                 100.4630        5.5443       5.5442       5.5429        5.5288       5.5447       5.5445       5.5450       5.5448
                 100.5255        5.5359       5.5358       5.5343        5.5205       5.5363       5.5361       5.5366       5.5363
                 100.5880        5.5275       5.5274       5.5257        5.5122       5.5279       5.5277       5.5282       5.5279
-----------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE                       9.79         9.79         9.56         10.01         9.79         9.79         9.79         9.79
MOD DURATION @ 99.9630             7.35         7.35         7.22          7.47         7.35         7.35         7.35         7.35
FIRST PRIN                   01/12/2016   01/12/2016   10/12/2015    01/12/2016   01/12/2016   01/12/2016   01/12/2016   01/12/2016
LAST PRIN                    01/12/2016   01/12/2016   11/12/2015    07/12/2017   01/12/2016   01/12/2016   01/12/2016   01/12/2016
PAYMENT WINDOW                        1            1            2            19            1            1            1            1
PERCENT CUM WRITEDOWN              0.00         0.00         0.00          0.00         0.00         0.00         0.00         0.00
USD SWAP SPREAD @ 99.9630            32           32           32            30           32           32           32           32

                                                                     Page 2 of 6

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

                                                                  MORGAN STANLEY

------------------------------------------------------------------------------------------------------------------------------------
03/10/2006   10:29:44   CARVE Version 63.0   /u/dsouzad/deal/hq8/red/hq8.red.060309.carve
MSCI   MSCI   SERIES **2006-HQ8 **MOODYS/S&P (RED)   CLASS AJ
------------------------------------------------------------------------------------------------------------------------------------

Class             AJ              Settlement Date     03/28/2006  Coupon           -1.00000             Cusip             N/A
Original Balance  198,014,000.00  Dated Date          03/01/2006  Delay            11                   Yield Table Date  03/10/2006
Current Balance   198,014,000.00  First Payment Date  04/12/2006  Lead Manager     Morgan Stanley & Co. Yield Frequency   SemiAnnual
Credit Rating     Aaa/AAA         Next Payment Date   04/12/2006  Orig Deal Size   2,731,231,518.00     Yield Day Count   30/360
Market Desc       N/A             Payment Freq        Monthly     Num of Tranches  37
Factor            1.00000000      Interest Freq       Monthly     Deal Age         0

CONDITION                                                      ( _GROUP == 1000 )
PREPAY                  CPR 0     (!YM) CPR 50 (!YM) CPR 100   CPR 0              CPR 0      CPR 0     CPR 0      (!YM) CPR 50
DEFAULT                                                                           CDR 1      CDR 1     CDR 2.5    CDR 1.8
ADVANCES                                                                          YES        YES       YES        YES
RECV MNTH                                                                         12         12        12         12
RECV DISTR                                                                        100 1      100 1     100 1      100 1
LOSSES                                                                            0.25       0.5       0.4        0.4
BALL EXT                                                       24 MOS
PREPAY                                                         CPR 0

-----------------------------------------------------------------------------------------------------------------------------------
PRICE / YIELD
-----------------------------------------------------------------------------------------------------------------------------------

                  98.9700        5.7473       5.7472       5.7501        5.6890       5.7477       5.7475       5.7480       5.7477
                  99.0325        5.7387       5.7386       5.7414        5.6813       5.7391       5.7389       5.7394       5.7392
                  99.0950        5.7301       5.7300       5.7327        5.6737       5.7305       5.7304       5.7309       5.7306
                  99.1575        5.7216       5.7215       5.7241        5.6661       5.7220       5.7218       5.7223       5.7220
                  99.2200        5.7130       5.7129       5.7154        5.6584       5.7134       5.7133       5.7137       5.7135
                  99.2825        5.7045       5.7044       5.7067        5.6508       5.7049       5.7047       5.7052       5.7049
                  99.3450        5.6959       5.6958       5.6981        5.6432       5.6964       5.6962       5.6967       5.6964
                  99.4075        5.6874       5.6873       5.6895        5.6356       5.6878       5.6877       5.6881       5.6879
                  99.4700        5.6789       5.6788       5.6808        5.6280       5.6793       5.6791       5.6796       5.6793
                  99.5325        5.6704       5.6703       5.6722        5.6204       5.6708       5.6706       5.6711       5.6708
                  99.5950        5.6618       5.6617       5.6636        5.6128       5.6623       5.6621       5.6626       5.6623
                  99.6575        5.6533       5.6532       5.6549        5.6052       5.6538       5.6536       5.6541       5.6538
                  99.7200        5.6448       5.6447       5.6463        5.5977       5.6453       5.6451       5.6456       5.6453
                  99.7825        5.6363       5.6362       5.6377        5.5901       5.6368       5.6366       5.6371       5.6368
                  99.8450        5.6279       5.6278       5.6291        5.5825       5.6283       5.6281       5.6286       5.6283
                  99.9075        5.6194       5.6193       5.6205        5.5750       5.6198       5.6196       5.6201       5.6198
                  99.9700        5.6109       5.6108       5.6120        5.5674       5.6113       5.6112       5.6116       5.6114
                 100.0325        5.6024       5.6023       5.6034        5.5599       5.6029       5.6027       5.6032       5.6029
                 100.0950        5.5940       5.5939       5.5948        5.5523       5.5944       5.5942       5.5947       5.5944
                 100.1575        5.5855       5.5854       5.5862        5.5448       5.5859       5.5858       5.5863       5.5860
                 100.2200        5.5771       5.5770       5.5777        5.5373       5.5775       5.5773       5.5778       5.5775
-----------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE                       9.79         9.79         9.62         11.44         9.79         9.79         9.79         9.79
MOD DURATION @ 99.5950             7.34         7.34         7.25          8.24         7.34         7.34         7.34         7.34
FIRST PRIN                   01/12/2016   01/12/2016   11/12/2015    07/12/2017   01/12/2016   01/12/2016   01/12/2016   01/12/2016
LAST PRIN                    01/12/2016   01/12/2016   11/12/2015    10/12/2017   01/12/2016   01/12/2016   01/12/2016   01/12/2016
PAYMENT WINDOW                        1            1            1             4            1            1            1            1
PERCENT CUM WRITEDOWN              0.00         0.00         0.00          0.00         0.00         0.00         0.00         0.00
USD SWAP SPREAD @ 99.5950            37           37           37            31           37           37           37           37

                                                                     Page 3 of 6

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

                                                                  MORGAN STANLEY

------------------------------------------------------------------------------------------------------------------------------------
03/10/2006   10:29:44   CARVE Version 63.0   /u/dsouzad/deal/hq8/red/hq8.red.060309.carve
MSCI   MSCI   SERIES **2006-HQ8 **MOODYS/S&P (RED)   CLASS B
------------------------------------------------------------------------------------------------------------------------------------

Class             B               Settlement Date     03/28/2006  Coupon           -1.00000             Cusip             N/A
Original Balance  17,070,000.00   Dated Date          03/01/2006  Delay            11                   Yield Table Date  03/10/2006
Current Balance   17,070,000.00   First Payment Date  04/12/2006  Lead Manager     Morgan Stanley & Co. Yield Frequency   SemiAnnual
Credit Rating     Aa1/AA+         Next Payment Date   04/12/2006  Orig Deal Size   2,731,231,518.00     Yield Day Count   30/360
Market Desc       N/A             Payment Freq        Monthly     Num of Tranches  37
Factor            1.00000000      Interest Freq       Monthly     Deal Age         0

CONDITION                                                      ( _GROUP == 1000 )
PREPAY                  CPR 0     (!YM) CPR 50 (!YM) CPR 100   CPR 0              CPR 0      CPR 0     CPR 0      (!YM) CPR 50
DEFAULT                                                                           CDR 1      CDR 1     CDR 2.5    CDR 1.8
ADVANCES                                                                          YES        YES       YES        YES
RECV MNTH                                                                         12         12        12         12
RECV DISTR                                                                        100 1      100 1     100 1      100 1
LOSSES                                                                            0.25       0.5       0.4        0.4
BALL EXT                                                       24 MOS
PREPAY                                                         CPR 0

-----------------------------------------------------------------------------------------------------------------------------------
PRICE / YIELD
-----------------------------------------------------------------------------------------------------------------------------------

                  98.6767        5.7876       5.7875       5.7909        5.7223       5.7880       5.7878       5.7874       5.7880
                  98.7392        5.7790       5.7789       5.7822        5.7146       5.7794       5.7792       5.7789       5.7794
                  98.8017        5.7704       5.7703       5.7735        5.7070       5.7708       5.7706       5.7703       5.7708
                  98.8642        5.7618       5.7617       5.7648        5.6994       5.7622       5.7620       5.7618       5.7623
                  98.9267        5.7532       5.7531       5.7561        5.6918       5.7536       5.7535       5.7532       5.7537
                  98.9892        5.7446       5.7445       5.7474        5.6842       5.7451       5.7449       5.7447       5.7451
                  99.0517        5.7361       5.7360       5.7388        5.6766       5.7365       5.7363       5.7362       5.7365
                  99.1142        5.7275       5.7274       5.7301        5.6690       5.7279       5.7278       5.7277       5.7280
                  99.1767        5.7189       5.7188       5.7214        5.6614       5.7194       5.7192       5.7192       5.7194
                  99.2392        5.7104       5.7103       5.7127        5.6538       5.7108       5.7106       5.7106       5.7108
                  99.3017        5.7018       5.7018       5.7041        5.6463       5.7023       5.7021       5.7022       5.7023
                  99.3642        5.6933       5.6932       5.6954        5.6387       5.6937       5.6936       5.6937       5.6938
                  99.4267        5.6848       5.6847       5.6868        5.6312       5.6852       5.6850       5.6852       5.6852
                  99.4892        5.6763       5.6762       5.6782        5.6236       5.6767       5.6765       5.6767       5.6767
                  99.5517        5.6677       5.6676       5.6695        5.6161       5.6682       5.6680       5.6682       5.6682
                  99.6142        5.6592       5.6591       5.6609        5.6085       5.6596       5.6595       5.6598       5.6597
                  99.6767        5.6507       5.6506       5.6523        5.6010       5.6511       5.6510       5.6513       5.6512
                  99.7392        5.6422       5.6421       5.6437        5.5934       5.6426       5.6425       5.6429       5.6427
                  99.8017        5.6337       5.6336       5.6351        5.5859       5.6342       5.6340       5.6344       5.6342
                  99.8642        5.6252       5.6252       5.6265        5.5784       5.6257       5.6255       5.6260       5.6257
                  99.9267        5.6168       5.6167       5.6179        5.5709       5.6172       5.6170       5.6176       5.6172
-----------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE                       9.79         9.79         9.62         11.54         9.79         9.79         9.86         9.79
MOD DURATION @ 99.3017             7.34         7.34         7.24          8.28         7.34         7.34         7.38         7.34
FIRST PRIN                   01/12/2016   01/12/2016   11/12/2015    10/12/2017   01/12/2016   01/12/2016   01/12/2016   01/12/2016
LAST PRIN                    01/12/2016   01/12/2016   11/12/2015    10/12/2017   01/12/2016   01/12/2016   02/12/2016   01/12/2016
PAYMENT WINDOW                        1            1            1             1            1            1            2            1
PERCENT CUM WRITEDOWN              0.00         0.00         0.00          0.00         0.00         0.00         0.00         0.00
USD SWAP SPREAD @ 99.3017            41           41           41            34           41           41           41           41

                                                                     Page 4 of 6

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

                                                                  MORGAN STANLEY

------------------------------------------------------------------------------------------------------------------------------------
03/10/2006   10:29:44   CARVE Version 63.0   /u/dsouzad/deal/hq8/red/hq8.red.060309.carve
MSCI   MSCI   SERIES **2006-HQ8 **MOODYS/S&P (RED)   CLASS C
------------------------------------------------------------------------------------------------------------------------------------

Class             C               Settlement Date     03/28/2006  Coupon           -1.00000             Cusip             N/A
Original Balance  40,969,000.00   Dated Date          03/01/2006  Delay            11                   Yield Table Date  03/10/2006
Current Balance   40,969,000.00   First Payment Date  04/12/2006  Lead Manager     Morgan Stanley & Co. Yield Frequency   SemiAnnual
Credit Rating     Aa2/AA          Next Payment Date   04/12/2006  Orig Deal Size   2,731,231,518.00     Yield Day Count   30/360
Market Desc       N/A             Payment Freq        Monthly     Num of Tranches  37
Factor            1.00000000      Interest Freq       Monthly     Deal Age         0

CONDITION                                                      ( _GROUP == 1000 )
PREPAY                  CPR 0     (!YM) CPR 50 (!YM) CPR 100   CPR 0              CPR 0      CPR 0     CPR 0      (!YM) CPR 50
DEFAULT                                                                           CDR 1      CDR 1     CDR 2.5    CDR 1.8
ADVANCES                                                                          YES        YES       YES        YES
RECV MNTH                                                                         12         12        12         12
RECV DISTR                                                                        100 1      100 1     100 1      100 1
LOSSES                                                                            0.25       0.5       0.4        0.4
BALL EXT                                                       24 MOS
PREPAY                                                         CPR 0

-----------------------------------------------------------------------------------------------------------------------------------
PRICE / YIELD
-----------------------------------------------------------------------------------------------------------------------------------

                  98.4575        5.8178       5.8177       5.8216        5.7490       5.8182       5.8181       5.8173       5.8183
                  98.5200        5.8092       5.8091       5.8128        5.7414       5.8096       5.8094       5.8088       5.8097
                  98.5825        5.8006       5.8005       5.8041        5.7338       5.8010       5.8008       5.8002       5.8010
                  98.6450        5.7920       5.7919       5.7954        5.7261       5.7924       5.7922       5.7916       5.7924
                  98.7075        5.7833       5.7833       5.7867        5.7185       5.7838       5.7836       5.7831       5.7838
                  98.7700        5.7747       5.7747       5.7779        5.7109       5.7752       5.7750       5.7745       5.7752
                  98.8325        5.7661       5.7661       5.7692        5.7033       5.7666       5.7664       5.7660       5.7666
                  98.8950        5.7576       5.7575       5.7605        5.6956       5.7580       5.7578       5.7575       5.7580
                  98.9575        5.7490       5.7489       5.7518        5.6880       5.7494       5.7492       5.7489       5.7494
                  99.0200        5.7404       5.7403       5.7432        5.6804       5.7408       5.7407       5.7404       5.7409
                  99.0825        5.7318       5.7317       5.7345        5.6729       5.7323       5.7321       5.7319       5.7323
                  99.1450        5.7233       5.7232       5.7258        5.6653       5.7237       5.7235       5.7234       5.7237
                  99.2075        5.7147       5.7146       5.7171        5.6577       5.7151       5.7150       5.7149       5.7152
                  99.2700        5.7062       5.7061       5.7085        5.6501       5.7066       5.7064       5.7064       5.7066
                  99.3325        5.6976       5.6975       5.6998        5.6425       5.6981       5.6979       5.6979       5.6981
                  99.3950        5.6891       5.6890       5.6912        5.6350       5.6895       5.6894       5.6894       5.6896
                  99.4575        5.6806       5.6805       5.6825        5.6274       5.6810       5.6808       5.6810       5.6810
                  99.5200        5.6721       5.6720       5.6739        5.6199       5.6725       5.6723       5.6725       5.6725
                  99.5825        5.6635       5.6634       5.6653        5.6123       5.6640       5.6638       5.6640       5.6640
                  99.6450        5.6550       5.6549       5.6567        5.6048       5.6555       5.6553       5.6556       5.6555
                  99.7075        5.6465       5.6464       5.6481        5.5973       5.6470       5.6468       5.6471       5.6470
-----------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE                       9.79         9.79         9.62         11.54         9.79         9.79         9.87         9.79
MOD DURATION @ 99.0825             7.33         7.33         7.24          8.28         7.33         7.33         7.38         7.33
FIRST PRIN                   01/12/2016   01/12/2016   11/12/2015    10/12/2017   01/12/2016   01/12/2016   02/12/2016   01/12/2016
LAST PRIN                    01/12/2016   01/12/2016   11/12/2015    10/12/2017   01/12/2016   01/12/2016   02/12/2016   01/12/2016
PAYMENT WINDOW                        1            1            1             1            1            1            1            1
PERCENT CUM WRITEDOWN              0.00         0.00         0.00          0.00         0.00         0.00         0.00         0.00
USD SWAP SPREAD @ 99.0825            44           44           44            37           44           44           44           44

                                                                     Page 5 of 6

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

                                                                  MORGAN STANLEY

------------------------------------------------------------------------------------------------------------------------------------
03/10/2006   10:29:44   CARVE Version 63.0   /u/dsouzad/deal/hq8/red/hq8.red.060309.carve
MSCI   MSCI   SERIES **2006-HQ8 **MOODYS/S&P (RED)   CLASS D
------------------------------------------------------------------------------------------------------------------------------------

Class             D               Settlement Date     03/28/2006  Coupon           -1.00000             Cusip             N/A
Original Balance  34,140,000.00   Dated Date          03/01/2006  Delay            11                   Yield Table Date  03/10/2006
Current Balance   34,140,000.00   First Payment Date  04/12/2006  Lead Manager     Morgan Stanley & Co. Yield Frequency   SemiAnnual
Credit Rating     Aa3/AA-         Next Payment Date   04/12/2006  Orig Deal Size   2,731,231,518.00     Yield Day Count   30/360
Market Desc       N/A             Payment Freq        Monthly     Num of Tranches  37
Factor            1.00000000      Interest Freq       Monthly     Deal Age         0

CONDITION                                                       ( _GROUP == 1000 )

PREPAY                  CPR 0     (!YM) CPR 50 (!YM) CPR 100   CPR 0              CPR 0      CPR 0     CPR 0      (!YM) CPR 50
DEFAULT                                                                           CDR 1      CDR 1     CDR 2.5    CDR 1.8
ADVANCES                                                                          YES        YES       YES        YES
RECV MNTH                                                                         12         12        12         12
RECV DISTR                                                                        100 1      100 1     100 1      100 1
LOSSES                                                                            0.25       0.5       0.4        0.4
BALL EXT                                                       24 MOS
PREPAY                                                         CPR 0

-----------------------------------------------------------------------------------------------------------------------------------
PRICE / YIELD
-----------------------------------------------------------------------------------------------------------------------------------

                  98.2388        5.8481       5.8480       5.8522        5.7742       5.8485       5.8476       5.8468       5.8471
                  98.3013        5.8394       5.8393       5.8434        5.7666       5.8398       5.8389       5.8382       5.8385
                  98.3638        5.8308       5.8307       5.8347        5.7590       5.8312       5.8303       5.8297       5.8299
                  98.4263        5.8221       5.8220       5.8259        5.7514       5.8225       5.8217       5.8211       5.8213
                  98.4888        5.8135       5.8134       5.8172        5.7437       5.8139       5.8131       5.8126       5.8128
                  98.5513        5.8049       5.8048       5.8085        5.7361       5.8053       5.8045       5.8040       5.8042
                  98.6138        5.7963       5.7962       5.7997        5.7285       5.7967       5.7959       5.7955       5.7956
                  98.6763        5.7876       5.7875       5.7910        5.7209       5.7881       5.7873       5.7870       5.7871
                  98.7388        5.7790       5.7789       5.7823        5.7133       5.7795       5.7788       5.7785       5.7785
                  98.8013        5.7704       5.7703       5.7736        5.7058       5.7709       5.7702       5.7700       5.7700
                  98.8638        5.7618       5.7618       5.7649        5.6982       5.7623       5.7616       5.7615       5.7614
                  98.9263        5.7533       5.7532       5.7562        5.6906       5.7537       5.7531       5.7530       5.7529
                  98.9888        5.7447       5.7446       5.7475        5.6830       5.7451       5.7445       5.7445       5.7444
                  99.0513        5.7361       5.7360       5.7388        5.6755       5.7365       5.7360       5.7360       5.7359
                  99.1138        5.7276       5.7275       5.7301        5.6679       5.7280       5.7275       5.7275       5.7273
                  99.1763        5.7190       5.7189       5.7215        5.6604       5.7194       5.7189       5.7191       5.7188
                  99.2388        5.7104       5.7104       5.7128        5.6528       5.7109       5.7104       5.7106       5.7103
                  99.3013        5.7019       5.7018       5.7041        5.6453       5.7023       5.7019       5.7022       5.7018
                  99.3638        5.6934       5.6933       5.6955        5.6378       5.6938       5.6934       5.6937       5.6934
                  99.4263        5.6848       5.6847       5.6869        5.6302       5.6853       5.6849       5.6853       5.6849
                  99.4888        5.6763       5.6762       5.6782        5.6227       5.6767       5.6764       5.6768       5.6764
-----------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE                       9.79         9.79         9.62         11.61         9.79         9.83         9.93         9.87
MOD DURATION @ 98.8638             7.33         7.33         7.24          8.31         7.33         7.36         7.41         7.38
FIRST PRIN                   01/12/2016   01/12/2016   11/12/2015    10/12/2017   01/12/2016   01/12/2016   02/12/2016   01/12/2016
LAST PRIN                    01/12/2016   01/12/2016   11/12/2015    11/12/2017   01/12/2016   02/12/2016   03/12/2016   02/12/2016
PAYMENT WINDOW                        1            1            1             2            1            2            2            2
PERCENT CUM WRITEDOWN              0.00         0.00         0.00          0.00         0.00         0.00         0.00         0.00
USD SWAP SPREAD @ 98.8638            47           47           47            40           47           47           47           47

                                                                     Page 6 of 6

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

                                                                  MORGAN STANLEY

This material was prepared by sales, trading, banking or other non-research personnel of one of the following: Morgan Stanley & Co. Incorporated, Morgan
Stanley & Co. International Limited, Morgan Stanley Japan Limited and/or Morgan
Stanley Dean Witter Asia Limited (together with their affiliates, hereinafter
Morgan Stanley). This material was not produced by a Morgan Stanley research analyst, although it may refer to a Morgan Stanley research analyst or research report. Unless otherwise indicated, these views (if any) are the author s and may differ from those of the Morgan Stanley fixed income or equity research department or others in the firm.

This material may have been prepared by or in conjunction with Morgan Stanley trading desks that may deal as principal in or own or act as market maker or liquidity provider for the securities/instruments (or related derivatives)
mentioned herein. The trading desk may have accumulated a position in the subject securities/instruments based on the information contained herein.
Trading desk materials are not independent of the proprietary interests of
Morgan Stanley, which may conflict with your interests. Morgan Stanley may also perform or seek to perform investment banking services for the issuers of the securities and instruments mentioned herein.

The information contained in this material is subject to change, completion or amendment from time to time, and the information in this material supersedes information in any other communication relating to the securities referred to in this material.

This material is not a solicitation to participate in any trading strategy, and is not an offer to sell any security or instrument or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction where the offer, solicitation or sale is not permitted.

Unless otherwise set forth in this material, any securities referred to in this material may not have been registered under the U.S. Securities Act of 1933, as amended, and, if not, may not be offered or sold absent an exemption therefrom.
Recipients are required to comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any securities/instruments transaction.

The securities/instruments discussed in this material may not be suitable for all investors. This material has been prepared and issued by Morgan Stanley for distribution to market professionals and institutional investor clients only.
Other recipients should seek independent investment advice prior to making any investment decision based on this material. This material does not provide individually tailored investment advice or offer tax, regulatory, accounting or legal advice. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own investment, legal, tax, regulatory and accounting advisors, the economic risks and merits, as well as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.
You should consider this material as only a single factor in making an investment decision.

Options are not for everyone. Before purchasing or writing options, investors should understand the nature and extent of their rights and obligations and be aware of the risks involved, including the risks pertaining to the business and financial condition of the issuer and the security/instrument. A secondary market may not exist for these securities. For Morgan Stanley customers who are purchasing or writing exchange-traded options, please review the publication
Characteristics and Risks of Standardized Options, which is available from your account representative.

The value of and income from investments may vary because of changes in interest rates, foreign exchange rates, default rates, prepayment rates, securities/instruments prices, market indexes, operational or financial conditions of companies or other factors. There may be time limitations on the exercise of options or other rights in securities/instruments transactions. Past performance is not necessarily a guide to future performance. Estimates of future performance are based on assumptions that may not be realized. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events not taken into account may occur and may significantly affect the projections or estimates.
Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and Morgan
Stanley does not represent that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not materially differ from those estimated herein. Some of the information contained in this document may be aggregated data of transactions in securities or other financial instruments executed by Morgan Stanley that has been compiled so as not to identify the underlying transactions of any particular customer.

Notwithstanding anything herein to the contrary, Morgan Stanley and each recipient hereof agree that they (and their employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal and state income tax treatment and tax structure of the transaction and all materials of any kind
(including opinions or other tax analyses) that are provided to it relating to the tax treatment and tax structure. For this purpose, "tax structure" is limited to facts relevant to the U.S. federal and state income tax treatment of the transaction and does not include information relating to the identity of the parties, their affiliates, agents or advisors.

In the UK, this communication is directed in the UK to those persons who are market counterparties or intermediate customers (as defined in the UK Financial
Services Authority s rules). In Japan, this communication is directed to the sophisticated institutional investors as defined under the Foreign Broker Dealer
Law of Japan and the ordinances thereunder. For additional information, research reports and important disclosures see https://secure.ms.com/servlet/cls. The trademarks and service marks contained herein are the property of their respective owners.

This material may not be sold or redistributed without the prior written consent of Morgan Stanley.

(c) 2005 Morgan Stanley

                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

IMPORTANT INFORMATION AND IRS CIRCULAR 230 NOTICE

This material has been prepared for information purposes to support the promotion or marketing of the transaction or matters addressed herein. This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading, banking or other non-research personnel. This material was not intended or written to be used, and it cannot be used by any taxpayer, for the purpose of avoiding penalties that may be imposed on the taxpayer under U.S. federal tax laws. Each taxpayer should seek advice based on the taxpayer s particular circumstances from an independent tax advisor. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov.
Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-718-1649.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this material is attached are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another email system.

--------------------------------------------------------------------------------

                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

03/09/2006   15:07:50   CARVE Version  63.0   /u/dsouzad/deal/hq8/red/hq8.red.060309.carve
MSCI         MSCI       SERIES **2006-HQ8 **MOODYS/S&P (RED)  CLASS AM
---------------------------------------------------------------------------------------------------

 Class                  AM                  Settlement Date        03/28/2006     Coupon
 Original Balance       273,123,000.00      Dated Date             03/01/2006     Delay
 Current Balance        273,123,000.00      First Payment Date     04/12/2006     Lead Manager
 Credit Rating          Aaa/AAA             Next Payment Date      04/12/2006     Orig Deal Size
 Market Desc            N/A                 Payment Freq           Monthly        Num of Tranches
 Factor                 1.00000000          Interest Freq          Monthly        Deal Age

 Class                  -1.00000                Cusip                N/A
 Original Balance       11                      Yield Table Date     03/09/2006
 Current Balance        Morgan Stanley & Co.    Yield Frequency      SemiAnnual
 Credit Rating          2,731,231,518.00        Yield Day Count      30/360
 Market Desc            37
 Factor                 0

PREPAY                CPR 0            CPR 0           CPR 0         CPR 0         CPR 0         CPR 0
DEFAULT                                CDR 0     24    CDR 0   24    CDR 0   24
                                       1               2             3
ADVANCES                               YES             YES           YES
RECV MNTH                              12              12            12
RECV DISTR                             100 1           100 1         100 1
LOSSES                                 0.35            0.35          0.35
BALL EXT                                                                           50% 12 MOS    12 MOS

-------------------------------------------------------------------------------------------------------------------
PRICE / YIELD
-------------------------------------------------------------------------------------------------------------------

                       99.3380         5.6969         5.6970        5.6972        5.6973       5.6924        5.6894
                       99.4005         5.6884         5.6885        5.6887        5.6888       5.6843        5.6815
                       99.4630         5.6798         5.6800        5.6801        5.6802       5.6763        5.6736
                       99.5255         5.6713         5.6715        5.6716        5.6717       5.6683        5.6656
                       99.5880         5.6628         5.6630        5.6631        5.6632       5.6604        5.6577
                       99.6505         5.6543         5.6544        5.6546        5.6547       5.6524        5.6498
                       99.7130         5.6458         5.6459        5.6461        5.6462       5.6444        5.6419
                       99.7755         5.6373         5.6375        5.6376        5.6377       5.6364        5.6340
                       99.8380         5.6288         5.6290        5.6291        5.6292       5.6285        5.6261
                       99.9005         5.6203         5.6205        5.6206        5.6207       5.6205        5.6182
                       99.9630         5.6119         5.6120        5.6121        5.6123       5.6126        5.6103
                      100.0255         5.6034         5.6035        5.6037        5.6038       5.6046        5.6024
                      100.0880         5.5949         5.5951        5.5952        5.5953       5.5967        5.5946
                      100.1505         5.5865         5.5866        5.5868        5.5869       5.5887        5.5867
                      100.2130         5.5780         5.5782        5.5783        5.5784       5.5808        5.5789
                      100.2755         5.5696         5.5697        5.5699        5.5700       5.5729        5.5710
                      100.3380         5.5611         5.5613        5.5614        5.5616       5.5650        5.5632
                      100.4005         5.5527         5.5529        5.5530        5.5531       5.5571        5.5553
                      100.4630         5.5443         5.5445        5.5446        5.5447       5.5492        5.5475
                      100.5255         5.5359         5.5360        5.5362        5.5363       5.5413        5.5397
                      100.5880         5.5275         5.5276        5.5278        5.5279       5.5334        5.5318
-------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE                             9.79           9.79          9.79          9.79        10.66         10.79
MOD DURATION @ 99.9630                   7.35           7.35          7.35          7.35         7.83          7.90
FIRST PRIN                         01/12/2016     01/12/2016    01/12/2016    01/12/2016   10/12/2016    01/12/2017
LAST PRIN                          01/12/2016     01/12/2016    01/12/2016    01/12/2016   12/12/2016    01/12/2017
PAYMENT WINDOW                              1              1             1             1            3             1
PERCENT CUM WRITEDOWN                    0.00           0.00          0.00          0.00         0.00          0.00
USD SWAP SPREAD @ 99.9630                  32             32            32            32           32            31

                                                                     Page 1 of 1
--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

                                                                  MORGAN STANLEY

This material was prepared by sales, trading, banking or other non-research personnel of one of the following: Morgan Stanley & Co. Incorporated, Morgan
Stanley & Co. International Limited, Morgan Stanley Japan Limited and/or Morgan
Stanley Dean Witter Asia Limited (together with their affiliates, hereinafter
Morgan Stanley). This material was not produced by a Morgan Stanley research analyst, although it may refer to a Morgan Stanley research analyst or research report. Unless otherwise indicated, these views (if any) are the author s and may differ from those of the Morgan Stanley fixed income or equity research department or others in the firm.

This material may have been prepared by or in conjunction with Morgan Stanley trading desks that may deal as principal in or own or act as market maker or liquidity provider for the securities/instruments (or related derivatives)
mentioned herein. The trading desk may have accumulated a position in the subject securities/instruments based on the information contained herein.
Trading desk materials are not independent of the proprietary interests of
Morgan Stanley, which may conflict with your interests. Morgan Stanley may also perform or seek to perform investment banking services for the issuers of the securities and instruments mentioned herein.

The information contained in this material is subject to change, completion or amendment from time to time, and the information in this material supersedes information in any other communication relating to the securities referred to in this material.

This material is not a solicitation to participate in any trading strategy, and is not an offer to sell any security or instrument or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction where the offer, solicitation or sale is not permitted.

Unless otherwise set forth in this material, any securities referred to in this material may not have been registered under the U.S. Securities Act of 1933, as amended, and, if not, may not be offered or sold absent an exemption therefrom.
Recipients are required to comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any securities/instruments transaction.

The securities/instruments discussed in this material may not be suitable for all investors. This material has been prepared and issued by Morgan Stanley for distribution to market professionals and institutional investor clients only.
Other recipients should seek independent investment advice prior to making any investment decision based on this material. This material does not provide individually tailored investment advice or offer tax, regulatory, accounting or legal advice. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own investment, legal, tax, regulatory and accounting advisors, the economic risks and merits, as well as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.
You should consider this material as only a single factor in making an investment decision.

Options are not for everyone. Before purchasing or writing options, investors should understand the nature and extent of their rights and obligations and be aware of the risks involved, including the risks pertaining to the business and financial condition of the issuer and the security/instrument. A secondary market may not exist for these securities. For Morgan Stanley customers who are purchasing or writing exchange-traded options, please review the publication
Characteristics and Risks of Standardized Options, which is available from your account representative.

The value of and income from investments may vary because of changes in interest rates, foreign exchange rates, default rates, prepayment rates, securities/instruments prices, market indexes, operational or financial conditions of companies or other factors. There may be time limitations on the exercise of options or other rights in securities/instruments transactions. Past performance is not necessarily a guide to future performance. Estimates of future performance are based on assumptions that may not be realized. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events not taken into account may occur and may significantly affect the projections or estimates.
Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and Morgan
Stanley does not represent that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not materially differ from those estimated herein. Some of the information contained in this document may be aggregated data of transactions in securities or other financial instruments executed by Morgan Stanley that has been compiled so as not to identify the underlying transactions of any particular customer.

Notwithstanding anything herein to the contrary, Morgan Stanley and each recipient hereof agree that they (and their employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal and state income tax treatment and tax structure of the transaction and all materials of any kind
(including opinions or other tax analyses) that are provided to it relating to the tax treatment and tax structure. For this purpose, "tax structure" is limited to facts relevant to the U.S. federal and state income tax treatment of the transaction and does not include information relating to the identity of the parties, their affiliates, agents or advisors.

In the UK, this communication is directed in the UK to those persons who are market counterparties or intermediate customers (as defined in the UK Financial
Services Authority s rules). In Japan, this communication is directed to the sophisticated institutional investors as defined under the Foreign Broker Dealer
Law of Japan and the ordinances thereunder. For additional information, research reports and important disclosures see https://secure.ms.com/servlet/cls. The trademarks and service marks contained herein are the property of their respective owners.

This material may not be sold or redistributed without the prior written consent of Morgan Stanley.

(c) 2005 Morgan Stanley